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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 12, 1999 relating to the financial statements which appear in ViaSat, Inc.'s Annual Report on Form 10-K for the year ended March 31, 1999.

                                        PRICEWATERHOUSECOOPERS LLP

San Diego, California
June 28, 2000